UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2018

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55611	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205
Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 1.01 Entry into a Material Definitive Agreement.

(a) On May 30, 2018, the Company entered into a purchase contract with Adlon Investments, Inc. a Wyoming Corporation (“Adlon”),to acquire its 100% membership interest in Sunza Investments, LLC. (“the Sunza Agreement”), a Wyoming Limited Liability Company (“Sunza”). The Sunza Agreement was subject to due diligence and verification of title and rental income. Adlon was 100% owned by Jacaranda Investments, Inc., a Wyoming Corporation (“Jacaranda”), which is 100% owned by our Chairman and CEO. The acquisition closed on May 31, 2018. Sunza’s sole asset was the real property located at 3910 Walton Avenue, Los Angeles, CA 90037 (the “Property”). Under the terms of the Sunza Agreement, the Company’s purchase price is $510,000 (“the Purchase Price”), which is comprised of the following: (1) a $325,500 promissory note dated April 5, 2018 (the “Note”) and a First Deed of Trust, secured by the Property, whereby Sunza, as Trustee of the 3910 Walton Avenue Trust, Dated April 3, 2018 (“Maker”) promise(s) to pay Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order, at 205 S. Beverly Drive, Ste 205, Beverly Hills, CA 90212, the sum of Three Hundred and Twenty Five Thousand, Five Hundred Dollars 00/100 ($325,000) with interest only from April 5, 2018 ,on unpaid principal at the rate of 6% per annum. Interest only payable in monthly installments of One Thousand Six Hundred and Twenty Seven Dollars and 50/100 ($1,627.50), or more, on the 1st day of each month, beginning on the May 1, 2018 and continuing until April 30, 2020, at which time the entire principal balance together with interest due thereon, shall become due and payable; and (2) a $184,500 promissory note dated April 3, 2018 (the “2nd Note”) secured by a 2nd Trust Deed and payable to Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order, at 205 S. Beverly Drive, Ste 205, Beverly Hills, CA 90212, with interest only from April 5, 2018 on May 1, 2018 and continuing until the April 30, 2020, at which time the entire Principal balance together with interest is due thereon, shall become due and payable. Adlon agreed to indemnify the Company of any liability with respect to Sunza and its assets prior to closing escrow. Each party paid its own closing costs and one-half of the escrow fee.

The foregoing description of the acquisition of the Sunza Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Sunza Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(b) On August 21, 2018, the Company, through its wholly-owned subsidiary, Sunza, entered into an agreement and escrow (the “Wisconsin Agreement”) with Jose Alfaro and Claudia Novoa (the “Property Sellers”) to acquire the real property located at 3910 Wisconsin, Los Angeles CA (the “Wisconsin Property”) for a purchase price of $487,500 (the “Purchase Price”). The acquisition contemplated by the Wisconsin Agreement was scheduled to close on September 27, 2018. The terms of the acquisition was subject to three loans: (1) A first position note (the “1st Note”) with unpaid principal balance of $252,867.91 taken “subject to” the Property Sellers owing their lender, whose terms of payments are principal and interest, with the next payment payable from November 1, 2018, on unpaid principal at the rate of 4.375% per annum. Interest only payable in monthly installments of $1,627.50 or more on the 1st day of each month beginning on the November 1, 2018, and continuing until October 1, 2036, at which time the entire principal balance together with interest due thereon, shall become due and payable. The 1st Note was already in effect since June 13, 2006; (2) a $200,000 second position note owing by Sunza to Yerba Mate Corporation, whose terms of payments due were interest only, payable from November 1, 2018 on unpaid principal at the rate of 9% per annum. Interest only payable in monthly installments of $1,500.00 or more on the 1st day of each month beginning on the November 1, 2018, and continuing until October 31, 2020, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable; and (3) “Subject To” a $40,000 third position note owing by Sunza to Belladonna Lily Investments, Inc. (“Bella”), whose terms of payments due were interest only, payable from November 1, 2018 on unpaid principal at the rate of 9% per annum. Interest only payable in monthly installments of $300.00 or more on the 1st day of each month beginning on November 1, 2018 and continuing until April 30, 2022, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Wisconsin Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Wisconsin Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(c) On October 19, 2018, the Company entered into a purchase contract to purchase personal property (“the Lantana Agreement”) with Jacaranda to acquire 100% membership interest in Lantana Investments, LLC, a Wyoming Limited Liability Company (“Lantana”). Jacaranda is 100% owned by our Chairman and CEO. The acquisition was scheduled to close on October 26, 2018. Lantana’s sole asset was the real property located at 1557 W. 29th Street, Los Angeles CA (“the Property”). Under the terms of the Lantana Agreement, the Company was to acquire 100% membership interest in Lantana for $643,500 (“the Purchase Price”) payable as follows: (1) a $443,500 promissory note (the “Lantana Note”) with principal and interest payments of $2,531.65 from October 11, 2018 with the first payment due on the December 1, 2018 and continuing until the October 30, 2048, at which time the entire principal balance together with interest is due thereon and is secured by a 1st Trust Deed. The Lantana Note is fixed for 7 years and thereafter adjust to 1 year labor plus 5.25%; and (2) a $200,000 promissory note (the “Lantana Second Note”) secured by a 2nd Trust Deed and owing by Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order with interest only from October 11, 2018 on unpaid principal at the rate of 6.85% per annum. Interest only payable in monthly installments of $1,141.67 or more on the 1st day of each month, beginning on the November 1, 2018 and continuing until October 30, 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Lantana Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Lantana Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

(a) On May 30, 2018, the Company entered into a purchase contract to purchase personal property (“the Sunza Agreement”) with Adlon Investments, Inc. a Wyoming Corporation (“Adlon”), to acquire its 100% membership interest in Sunza Investments, LLC, a Wyoming Limited Liability Company (“Sunza”). The Sunza Agreement was subject to due diligence and verification of title and rental income. Adlon was 100% owned by Jacaranda Investments, Inc., a Wyoming Corporation (“Jacaranda”), which is 100% owned by our Chairman and CEO. The acquisition was scheduled to close on May 31, 2018 and did close on May 31, 2018. Sunza’s sole asset was the real property located at 3910 Walton Avenue, Los Angeles, CA 90037 (the “Property”). Under the terms of the Sunza Agreement, the Company’s purchase price is $510,000 (“the Purchase Price”), which is comprised of the following: (1) a $325,000 promissory note dated April 5, 2018 (the “Note”) and a First Deed of Trust, secured by the Property, whereby Sunza, as Trustee of the 3910 Walton Avenue Trust, Dated April 3, 2018 (“Maker”) promise(s) to pay Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order, at 205 S. Beverly Drive, Ste 205, Beverly Hills, CA 90212, the sum of Three Hundred and Twenty Five Thousand, Five Hundred Dollars 00/100 ($325,000) with interest only from April 5, 2018 ,on unpaid principal at the rate of 6% per annum. Interest only payable in monthly installments of One Thousand Six Hundred and Twenty Seven Dollars and 50/100 ($1,627.50), or more, on the 1st day of each month, beginning on the May 1, 2018 and continuing until April 30, 2020, at which time the entire principal balance together with interest due thereon, shall become due and payable; and (2) a $159,500 promissory note dated April 3, 2018 (the “2nd Note”) secured by a 2nd Trust Deed and payable to Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order, at 205 S. Beverly Drive, Ste 205, Beverly Hills, CA 90212, with interest only from April 5, 2018 on May 1, 2018 and continuing until the April 30, 2020, at which time the entire Principal balance together with interest is due thereon, shall become due and payable. The 2nd Note increased to $184,500.00 on May 31, 2018. Adlon agreed to indemnify the Company of any liability with respect to Sunza and its assets prior to closing escrow. Each party paid its own closing costs and one-half of the escrow fee.

Our auditors will complete their audit of the Sunza financial statements as part of 2018 10-K.

The foregoing description of the acquisition of the Sunza Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Sunza Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

The Company intends to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Sunza, which is significant within the meaning of Rule 3-14.

(b) On August 21, 2018, the Company, through its wholly-owned subsidiary, Sunza, entered into an agreement and escrow (the “Wisconsin Agreement”) with Jose Alfaro and Claudia Novoa (the “Property Sellers”) to acquire the real property located at 3910 Wisconsin, Los Angeles CA (the “Wisconsin Property”) for a purchase price of $487,500 (the “Purchase Price”). The acquisition contemplated by the Wisconsin Agreement was scheduled to close on September 27, 2018. The terms of the acquisition was subject to three loans: (1) A first position note (the “1st Note”) with unpaid principal balance of $252,867.91 taken “subject to” the Property Sellers owing their lender, whose terms of payments are principal and interest, with the next payment payable from November 1, 2018, on unpaid principal at the rate of 4.375% per annum. Interest only payable in monthly installments of $1,627.50 or more on the 1st day of each month beginning on the November 1, 2018, and continuing until October 1, 2036, at which time the entire principal balance together with interest due thereon, shall become due and payable. The 1st Note was already in effect since June 13, 2006; (2) “Subject To” a $200,000 second position note owing by Sunza to Yerba Mate Corporation, whose terms of payments due were interest only, payable from November 1, 2018 on unpaid principal at the rate of 9% per annum. Interest only payable in monthly installments of $1,500.00 or more on the 1st day of each month beginning on the November 1, 2018, and continuing until October 31, 2020, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable; and (3) “Subject To” a $40,000 third position note owing by Sunza to Belladonna Lily Investments, Inc. (“Bella”), whose terms of payments due were interest only, payable from November 1, 2018 on unpaid principal at the rate of 9% per annum. Interest only payable in monthly installments of $300.00 or more on the 1st day of each month beginning on November 1, 2018 and continuing until April 30, 2022, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Wisconsin Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Wisconsin Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

(c) On October 19, 2018, the Company entered into a purchase contract to purchase personal property (“the Lantana Agreement”) with Jacaranda to acquire 100% membership interest in Lantana Investments, LLC, a Wyoming Limited Liability Company (“Lantana”). Jacaranda is 100% owned by our Chairman and CEO. The acquisition was scheduled to close on October 26, 2018. Lantana’s sole asset was the real property located at 1557 W. 29th Street, Los Angeles CA (“the Property”). Under the terms of the Lantana Agreement, the Company was to acquire 100% membership interest in Lantana for $643,500 (“the Purchase Price”) payable as follows: (1) a $443,500 promissory note (the “Lantana Note”) with principal and interest payments of $2,531.65 from October 11, 2018 with the first payment due on the December 1, 2018 and continuing until the October 30, 2048, at which time the entire principal balance together with interest is due thereon and is secured by a 1st Trust Deed. The Lantana Note is fixed for 7 years and thereafter adjust to 1 year labor plus 5.25%; and (2) a $200,000 promissory note (the “Lantana Second Note”) secured by a 2nd Trust Deed and owing by Belladonna Lily Investments, Inc, a Wyoming Corporation (“Payee”) or order with interest only from October 11, 2018 on unpaid principal at the rate of 6.85% per annum. Interest only payable in monthly installments of $1,141.67 or more on the 1st day of each month, beginning on the November 1, 2018 and continuing until October 30, 2022, at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Lantana Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Lantana Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference.

Item 5.01 Departure of Directors or Certain Officers

Effective December 31, 2018, Eric Klein is no longer Vice President of Operations and Business Development and is no longer consulting or working with the company.

Item 8.01 Other Events.

On June 5, 2018, we issued a press release announcing the completion of the acquisition of Sunza Investments, LLC, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 1, 2018, we issued a press release announcing the completion of the acquisition of Wisconsin Investments, LLC, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On January 2, 2019, we issued a press release announcing the completion of the acquisition of Lantana Investments, LLC, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Purchase Contract, dated as of May 30, 2018, among Hubilu Venture Corporation and Sunza Investments, LLC

10.2	Purchase Contract, dated as of September 25, 2018, among Hubilu Venture Corporation and Sunza Investments, LLC and Jose Alfaro and Claudia Novoa

10.3	Purchase Contract, dated as of October 19, 2018, among Hubilu Venture Corporation and Lantana Investments, LLC

99.1	Press Release, dated June 5, 2018.

99.2	Press Release, dated October 2, 2018

99.3	Press Release, dated January 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24 2019	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Contract, dated as of May 30, 2018, among Hubilu Venture Corporation and Sunza Investments, LLC

10.2	Purchase Contract, dated as of September 25, 2018, among Hubilu Venture Corporation and Sunza Investments, LLC and Jose Alfaro and Claudia Novoa

10.3	Purchase Contract, dated as of October 19, 2018, among Hubilu Venture Corporation and Lantana Investments, LLC

99.1	Press Release, dated June 5, 2018.

99.2	Press Release, dated October 2, 2018

99.3	Press Release, dated January 2, 2019